                                   MCSI, INC.
                                 AS THE BORROWER

                                       AND

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                               NATIONAL CITY BANK
                     AS A LENDER AND AS DOCUMENTATION AGENT

                         PNC BANK, NATIONAL ASSOCIATION
                       AS A LENDER, THE SWING LINE LENDER
                            A LETTER OF CREDIT ISSUER
                           AND AS ADMINISTRATIVE AGENT


                              ---------------------

                                AMENDMENT NO. 10
                                   DATED AS OF
                               SEPTEMBER 27, 2000
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                   DATED AS OF
                                DECEMBER 1, 1998

                              ---------------------

                                AMENDMENT NO. 10
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


          THIS AMENDMENT NO. 10 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 27, 2000 ("THIS AMENDMENT"), among:

               (i) MCSI, INC., a Maryland corporation which is the successor by merger to Miami Computer Supply Corporation, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

               (ii) the financial institutions listed on the signature pages hereof (the "LENDERS");

               (iii) NATIONAL CITY BANK, a national banking association, as a Lender and as Documentation Agent; and

               (iv) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, a Letter of Credit Issuer and as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, Amendment No. 2 thereto, dated as of April 19, 1999, Amendment No. 3 thereto, dated as of August 13, 1999, Amendment No. 4 thereto, dated as of August 31, 1999, Amendment No. 5 thereto, dated as of December 20, 1999, Amendment No. 6 thereto, dated as of January 10, 2000, Amendment No. 7 thereto, dated as of February 4, 2000, Amendment No. 8 thereto, dated as of April 30, 2000 and Amendment No. 9 thereto, dated May 31, 2000 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

          (2) Pursuant to Amendment No. 7 to Amended and Restated Credit Agreement, dated as of February 4, 2000 ("AMENDMENT NO. 7"), the Credit Agreement was amended to provide, among other things, for a temporary increase in the Total General Revolving Commitment from $160,000,000 to $175,000,000, and the Lenders made General Revolving Loans to the Borrower reflecting usage of such temporary increase (such General Revolving Loans reflecting such usage are referred to herein as "PRIOR BRIDGE LOANS").

          (3) Pursuant to Amendment No. 8 to Amended and Restated Credit Agreement, dated as of April 30, 2000 ("AMENDMENT NO. 8"), the Credit Agreement was amended to extend the maturity of the Prior Bridge Loans and such temporary increase in the Total General Revolving Commitment from April 30, 2000 to May 31, 2000, to increase the interest rate margins applicable to the Prior Bridge Loans, and otherwise to amend certain provisions of the Credit Agreement, all as more fully set forth therein.

          (4) Pursuant to Amendment No. 9 to Amended and Restated Credit Agreement, dated as of May 31, 2000 ("AMENDMENT NO. 9"), the Credit Agreement was amended to extend the maturity of the Prior Bridge Loans and such temporary increase in the Total General Revolving Commitment from May 31, 2000 to June 30, 2000, all as more fully set forth therein.

          (5) The Prior Bridge Loans having been paid in full, the parties hereto desire to amend the Credit Agreement to provide for a temporary increase in the Total General Revolving Commitment from $160,000,000 to $170,000,000, and otherwise to amend certain provisions of the Credit Agreement, all as more fully set forth below.

          NOW, THEREFORE, the parties hereby agree as follows:
          1.   AMENDMENTS, ETC.

          1.1. TEMPORARY INCREASE IN TOTAL GENERAL REVOLVING COMMITMENT, ETC.
(a) Effective only during the period from September 27, 2000 through the earlier of (i) the first borrowing by any Foreign


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Subsidiary under the Canadian credit facility proposed to be made available by
The Toronto Dominion Bank, as previously described to the Lenders, or (ii) November 30, 2000 (such earlier date, the "TEMPORARY INCREASE END DATE"), the Total General Revolving Commitment shall be increased from $160,000,000 to $170,000,000, and the General Revolving Commitments of the Lenders set forth in Annex I to the Credit Agreement shall be amended to reflect the following:


Lender                                 General Revolving Commitment
------------------------------------   ----------------------------
PNC Bank, National Association         $26,562,500
National City Bank                     $26,562,500
Key Corporate Capital Inc.             $26,562,500
Bank One, Indiana, N. A.               $26,562,500
Firstar Bank, N. A.                    $26,562,500
The Huntington National Bank           $26,562,500
The Provident Bank                     $10,625,000
                                       ------------
         TOTAL                         $170,000,000
                                       ============

          (b) For the avoidance of doubt, it is noted that the Borrower has the right to make permanent reductions in the amount of the Total General Revolving Commitment in accordance with the provisions of section 4.2(c) of the Credit Agreement. If as of 5:00 P. M. (local time at the Notice Office of the Administrative Agent) on November 30, 2000 (or any earlier Temporary Increase End Date), the Total General Revolving Commitment shall not previously have been permanently reduced to $160,000,000 or less by a voluntary and permanent reduction made in accordance with the provisions of section 4.2(c) of the Credit Agreement, THEN effective as of such time the Total General Revolving Commitment shall be automatically and permanently reduced from $170,000,000 to $160,000,000, and Annex I to the Credit Agreement shall be amended to reflect the reduced General Revolving Commitments of the Lenders as follows:


Lender                                 General Revolving Commitment
---------------------------------      ----------------------------
PNC Bank, National Association         $25,000,000
National City Bank                     $25,000,000
Key Corporate Capital Inc.             $25,000,000
Bank One, Indiana, N. A.               $25,000,000
Firstar Bank, N. A.                    $25,000,000
The Huntington National Bank           $25,000,000
The Provident Bank                     $10,000,000
                                       ------------
         TOTAL                         $160,000,000
                                       ============

          (c) To the extent that General Revolving Loans outstanding under the Credit Agreement reflect a usage of the temporary increase in the Total General Revolving Commitment from $160,000,000 to $170,000,000 effected by this Amendment (General Revolving Loans reflecting such usage are referred to herein as "BRIDGE LOANS"), THEN notwithstanding anything to the contrary contained in the Credit Agreement, (i) the Applicable Prime Rate Margin for Bridge Loans which are Prime Rate Loans shall be 250 basis points, and (ii) the Applicable Eurodollar Margin for Bridge Loans which are Eurodollar Loans shall be 450 basis points.

          (d) The only Interest Period which shall be available for a Bridge Loan which is a Eurodollar Loan is an Interest Period of one month, subject to Continuation for additional Interest Periods as provided in section 2.8 of the Credit Agreement. No Interest Period for a Bridge Loan which is a Eurodollar Loan may be selected which would end after November 30, 2000.

          (e) Once a Bridge Loan is incurred, it may not be prepaid except in connection with a contemporaneous prepayment of all other Bridge loans and a contemporaneous permanent reduction of the Total General Revolving Facility to $160,000,000 or less, effected in accordance with the applicable provisions of the Credit Agreement. Any Bridge Loan which is outstanding on the Temporary Increase End Date shall be prepaid in full on the Temporary Increase End Date, together with accrued interest and any breakage compensation payable pursuant to section 2.10.

         1.2. INDEBTEDNESS COVENANT. Effective on the Effective Date of this Amendment provided for in section 3 hereof, clause (c) of section 9.4 of the Credit Agreement is amended to increase the amount specified therein, with the result that such clause (c) as so amended will read in its entirety as follows:

               (c)  Indebtedness incurred by Foreign Subsidiaries; PROVIDED that
          (i) the aggregate outstanding principal amount of such Indebtedness outstanding at any time shall not exceed the U.S. Dollar equivalent of Cdn$25,000,000, and (ii) at the time of any incurrence thereof after the date hereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom;

          1.3. CONSENT TO ACQUISITION; LIMITATION ON ACQUISITIONS. As contemplated by the definition of "Permitted Acquisition" contained in section
1.1 of the Credit Agreement, the Lenders hereby consent to the Acquisition by the Borrower of MidWest Audio Visual, Inc. and of Westek Presentation Systems, Inc., on the terms generally described in the descriptive materials previously furnished to the Lenders by the Borrower. Except as contemplated by the preceding sentence, the Borrower will not directly or indirectly make any other Acquisition during the period when Bridge Loans are available under the Credit Agreement.

          1.4. AMENDMENT FEE. As consideration for the changes in the Credit Agreement effected by sections 1.1 through 1.3 of this Amendment, the Borrower will pay to the Administrative Agent, for PRO RATA distribution among the Lenders in accordance with their respective General Revolving Commitments, an amendment fee in the aggregate amount of $50,000, such amendment fee being payable in immediately available funds on the date this Amendment becomes effective as provided in section 3 hereof.

          2.   REPRESENTATIONS AND WARRANTIES.

          The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

          2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

          2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

          2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

          2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

          2.5. RECENT FINANCIAL STATEMENTS. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of the unaudited condensed consolidated balance sheet of the Borrower and its consolidated subsidiaries as of June 30, 2000, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal period then ended. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the date indicated and the consolidated results of their operations and cash flows for the period indicated.

          3.   EFFECTIVENESS.

          This Amendment shall become effective on a date (the "EFFECTIVE DATE"), on or before September 27, 2000, if the following conditions are satisfied on or before the Effective Date:

               (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

               (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

               (c) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

               (d) the Borrower shall have duly executed and delivered to the Administrative Agent, for the account of the Lenders, additional General Revolving Notes made payable to the order of the respective Lenders in the amount of the temporary increase in their respective General Revolving Commitments provided for in this Amendment, and otherwise conforming to the requirements of the Credit Agreement;

               (e) the Borrower shall have delivered to the Administrative Agent a certificate of its Secretary or an Assistant Secretary, dated as of a recent date, certifying the due adoption by the Board of Directors of a resolution or resolutions approving the increase in the Total General Revolving Commitment under the Credit Agreement to $170,000,000, and certifying that such resolution(s) remains in full force and effect, and such certificate and resolution(s) shall be satisfactory in form and substance to the Administrative Agent; and

               (f) the Borrower shall have paid to the Administrative Agent, for the account of the Lenders, such amendment fees as are payable at such time as provided in section 1.4 of this Amendment (the Administrative Agent hereby agreeing to promptly re-transmit pro rata portions of the amendment fees to the respective Lenders).

Subject to satisfaction of the foregoing conditions, the Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

          4.   RATIFICATIONS.

          The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

          5.   MISCELLANEOUS.

          5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

          5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

          5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

          5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

          5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

          5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

          5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

          5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

--------------------------------------------------------------------------------
MCSI,INC.,                                 PNC BANK, NATIONAL ASSOCIATION,
  A MARYLAND CORPORATION WHICH IS THE        INDIVIDUALLY AS A LENDER, A LETTER
  SUCCESSOR BY MERGER TO MIAMI COMPUTER      OF CREDIT ISSUER, THE SWING LINE
  SUPPLY CORPORATION, AN OHIO CORPORATION    LENDER AND AS ADMINISTRATIVE AGENT


                                           BY:_________________________________
BY:_________________________________            VICE PRESIDENT
     TITLE:
--------------------------------------------------------------------------------
NATIONAL CITY BANK,                        FIRSTAR BANK, N. A.
  INDIVIDUALLY AS A LENDER AND
  AS DOCUMENTATION AGENT

                                           BY:_________________________________
BY:_________________________________            TITLE:
     TITLE:
--------------------------------------------------------------------------------
KEY CORPORATE CAPITAL INC.                 THE HUNTINGTON NATIONAL BANK



BY:_________________________________       BY:_________________________________
     TITLE:                                     TITLE:
--------------------------------------------------------------------------------
BANK ONE, INDIANA, N. A.                   THE PROVIDENT BANK



BY:_________________________________       BY:_________________________________
     TITLE:                                     TITLE:
--------------------------------------------------------------------------------

                           ACKNOWLEDGMENT AND CONSENT

          For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Amended and Restated Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 10 to Amended and Restated Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

          Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

--------------------------------------------------------------------------------
Diversified Data Products, Inc.                Electronic Image Systems, Inc.
Computer Showcase, Inc.                        Consolidated Media Systems, Inc.



By:_____________________________               By:_____________________________
   Michael E. Peppel, an officer                  Ira Stanley, an officer

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